UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2010

GOLDEN PHOENIX MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-22905 (Commission File Number)	41-1878178 (IRS Employer Identification Number)

1675 East Prater Way, #102 Sparks, Nevada (Address of principal executive offices)	89434 Zip Code

775-853-4919
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 10, 2010 (the “Closing”), Golden Phoenix Minerals, Inc., a Nevada corporation (the “Company”), closed that certain Exploration, Development and Mining Joint Venture Members’ Agreement (the “Agreement”) entered into on December 31, 2009 with Scorpio Gold Corporation (“Scorpio Gold”) and its US subsidiary (“Scorpio US”), as previously disclosed on the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on January 5, 2010 (“Previous Report”).  All information set forth in the Previous Report is incorporated herein by reference.

Pursuant to the terms of the Agreement, at the Closing, the Company sold Scorpio US an undivided seventy percent (70%) interest in the Company’s mineral properties located in Esmeralda County, Nevada, known as the Mineral Ridge property, and various related assets (collectively referred to herein as the “Properties”), in exchange for a purchase price of US $3,750,000 in cash (less those sums previously advanced by Scorpio Gold to the Company), and delivery to the Company of 7,824,750 common shares of capital stock of Scorpio Gold at a deemed price of Cdn $0.50 per share (the “Sale”).  Immediately following the Sale, the Company and Scorpio US each contributed their respective interests in the Properties to a joint venture entity formed to own the Properties and conduct operations thereon, called Mineral Ridge Gold, LLC, a Nevada limited liability company (the “LLC”).  The Company also contributed to the LLC its interest in the reclamation bonds related to the Properties and Scorpio US contributed that certain net smelter return royalty encumbering the Properties (the “NSR”), which NSR was acquired simultaneous with the Closing.

Upon the Closing, the Company and Scorpio US entered into that certain LLC Operating Agreement of the LLC dated March 10, 2010 (the “Operating Agreement”).  Pursuant to the terms of the Operating Agreement, in exchange for each party’s initial contributions set forth above, the Company obtained an initial thirty percent (30%) ownership interest in the LLC and Scorpio US obtained an initial seventy percent (70%) ownership interest in the LLC.  Scorpio US is the Manager of the LLC and has agreed to carry all finance costs necessary to bring the Properties into commercial production and, provided it does so within 30 months of the Closing, will then have the right to increase its joint venture interest in the LLC by ten percent (10%) to a total of 80 percent (80%).  In the event Scorpio US qualifies to increase its ownership interest in the LLC to 80%, it will also have the option to purchase the Company’s then-remaining 20% interest for a period of 24 months following the commencement of commercial production.

Section 2 – Financial Information

Item 2.01                      Completion of Acquisition or Disposition of Assets

As disclosed above under Item 1.01 of this Current Report on Form 8-K, on March 10, 2010, the Company completed the disposition of a seventy percent (70%) interest in its Mineral Ridge property and related assets to Scorpio US, and subsequently entered into a joint venture, with the Company and Scorpio US contributing their respective interests in the Properties, the related bonds and NSR in exchange for a 30% interest and 70% interest, respectively, in the joint venture entity formed to own and operate the Properties.

The disclosure contained in Item 1.01 is incorporated by reference in its entirety into this Item 2.01.

Section 7 –  Regulation FD

Item 7.01                      Regulation FD Disclosure

On March 11, 2010, the Company issued a press release announcing the Company’s Closing of the joint venture with Scorpio Gold and Scorpio US, which transaction is discussed in greater detail above under Item 1.01.

A copy of the press release is attached hereto as Exhibit 99.1.

Section 8 – Other Events

Item 8.01                      Other Events

       In connection with the Company’s Closing of the joint venture transaction with Scorpio Gold and Scorpio US, as disclosed under Item 1.01 above, on March 10, 2010, the Company directed a portion of its cash proceeds from the Sale to the repayment in full of that certain Second Amended and Restated Bridge Loan Secured Promissory Note dated February 6, 2009 (“Bridge Note”), made by the Company in favor of Crestview Capital Master, LLC (“Crestview”).  The Bridge Note was made in connection with that certain Bridge Loan and Debt Restructuring Agreement between the Company and Crestview, dated January 30, 2009 (the “Restructuring Agreement”), as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 5, 2009, as further updated in subsequent Current Reports on Form 8-K as filed with the SEC on November 25, 2009 and January 20, 2010 (collectively, the “Crestview Reports”).  All information set forth in the Crestview Reports is incorporated herein by reference.

Upon the Company’s repayment in full of the Bridge Note, pursuant to the terms of the Restructuring Agreement and related Amended and Restated Security Agreement (“Security Agreement”), Crestview cancelled the Bridge Note and released its security interest in the Properties.  However, under the Security Agreement, Crestview maintains a security interest in the Company’s ownership interest in the LLC, as security for the Company’s ongoing obligations to Crestview under the Restructuring Agreement, namely, that certain Amended and Restated Debt Restructuring Secured Promissory Note, dated February 6, 2009 (“Restructuring Note”).  In addition, pursuant to the terms of the Restructuring Agreement, the Company issued Crestview an irrevocable assignment of fifty percent (50%) of its right to any proceeds from distributions made by the LLC, to be applied as a mandatory prepayment on the Restructuring Note.  The Restructuring Note is in the principal amount of $1,000,000 plus interest accrued thereon, and has a maturity date of August 6, 2010.

Section 9 –  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release, dated March 11, 2010, entitled, “Golden Phoenix Closes the Mineral Ridge Joint Venture Sale with Scorpio Gold”

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report may constitute “forward-looking statements” defined by federal law.  Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different.  Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995.  Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PHOENIX MINERALS, INC.

Dated: March 16, 2010	By:	/s/ Robert P. Martin
Robert P. Martin President